UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                  June 5, 2006
                                  ------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


        000-50796                                          16-1171179
        ---------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01. Changes in Control of Registrant.

The Company has been made aware that its majority shareholders, Steamboat Industries LLC ("SIL") and SIL's wholly-owned subsidiary, Steamboat Industries N.V. ("SINV"; together with SIL, collectively, the "Steamboat Parties"), have, as of June 5, 2006, refinanced certain of their indebtedness, and thereby obtained the release of the pledge with respect to 4,535,000 shares (the "Previously Pledged Shares") of common stock owned by the Steamboat Parties securing such indebtedness, and has repledged 4,338,536.7 shares of such Previously Pledged Shares (the "Currently Pledged Shares") to an unaffiliated financial institution ("Financial Institution"), in connection with a financing transaction (the "Refinancing"), as agent for certain unaffiliated lenders that are party to such Refinancing. In accordance with the terms and conditions of the Refinancing, the Steamboat Parties are required to pledge to such Financial Institution in the future additional shares (together with the Currently Pledged Shares, collectively, the "Pledged Shares") of common stock owned by the Steamboat Parties that are currently pledged to other parties, after the release of such shares from such pledges to such other parties. In the event that the Pledged Shares are foreclosed upon following default of the obligations secured thereby, then a change of control of the Company shall occur, and John V. Holten would no longer control a majority of the voting power of the Company.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    STANDARD PARKING CORPORATION


June 6, 2006                                        By: /s/ G. MARC BAUMANN
                                                        ------------------------
                                                        G. Marc Baumann
                                                        Chief Financial Officer